Supplement dated September 14, 2001
to the Prospectus of each of the following Funds:
Fund for Government Investors Prospectus dated May 1, 2001	Fund for Tax-Free Investors, Inc. Tax-Free Money Market Portfolio Prospectus dated May 1, 2001

Effective September 14, 2001, Fund for Government Investors and the Rushmore Tax-Free Money Market Portfolio may accept purchase and redemption orders, subject to the terms of each such fund's prospectus, during periods when the New York Stock Exchange is subject to unscheduled closings and the custodian bank is open.